U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report : January 20, 2004

PETROGEN CORP.
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(Exact Name of Small Business Issuer as Specified in its Charter)

NEVADA
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(State or other Jurisdiction as Specified in Charter)

00-25579 ----------------------------------- (Commission file number)	87-0571853 ------------------------------------------------- (I.R.S. Employer Identification No.)
3200 Southwest Freeway
Suite 3300
Houston, Texas 77027
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(Address of Principal Executive Offices)

713.402.6115
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(Issuer's telephone number)

Items 1 through 6 not applicable.

Item 7. Financial Statements and Exhibits.
  Financial Statements of Businesses Acquired.

  Not applicable.

  Pro Forma Financial Information.

  Not applicable.

  Exhibits.

  Exhibit 99.1 - Press Release of Registrant, dated January 21, 2004.

Item 8. Change in Fiscal Year

On January 20, 2004, the Board of Directors of Petrogen Corp., a Nevada corporation (the "Company"), approved a change in fiscal year-end of the Company from a September 30 year-end to a calendar year-end of December 31. The Board of Directors' decision to change the fiscal year-end is intended to assist the financial community in its analysis of the business and in comparing Petrogen's financial results to others in the industry, and to synchronize the Company's fiscal reporting period with the Securities and Exchange Commission's required year-end reserve reporting period of December 31.

The date of the Company's fiscal year-end is December 31. Therefore, the Company will report on Form 10-KSB a three-month transitional period ending December 31, 2003.

Item 9. Regulation FD Disclosure

On January 21, 2004, Petrogen Corp. issued a press release announcing change in fiscal year-end. This press release is attached hereto as Exhibit 99.1.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 21, 2004	PETROGEN CORP. By: /s/ SACHA H. SPINDLER ----------------------------------------- Sacha H. Spindler Chief Executive Officer

Exhibit 99.1 Back to Form 8-K
FOR IMMEDIATE RELEASE	NEWS RELEASE Contact : Sacha H. Spindler, CEO Petrogen Corp. 888-875-1155
PETROGEN ANNOUNCES CHANGE OF YEAR END TO DECEMBER 31

JANUARY 21, 2004 - HOUSTON, TX - Petrogen Corp., (OTC Bulletin Board: PTGC; Frankfurt-Berlin: PTD) today announced that it intends to change its fiscal year-end from September 30 to December 31. This step is being taken to synchronize the company's fiscal reporting period with the majority of Petrogen's industry peers and with the Securities and Exchange Commission's required year-end reserve reporting period of December 31.
      The last day of Petrogen's most recently completed financial year was September 30, 2003. It completed a three month transitional financial year on December 31, 2003. The company has filed an SEC form 10KSB for the fiscal year ended September 30, 2003, and will file interim financial statements as Form 10KSB for the three month transition period ending December 31, 2003 by March 31, 2004.
      "This change of year-end to December 31 is another step toward refining the company's corporate structure and improving our reporting process," stated Sacha Spindler, Petrogen's Chief Executive Officer. This more conventional year-end should also make it easier for members of the investment community to perform their analysis and peer comparisons."
      Petrogen Corp. is an oil and natural gas development and production company with operations based in Houston, Texas. It is engaged in the acquisition of oil and natural gas properties throughout the continental US that possess proven reserves representing significant upside development potential. The Company specializes in the development and expansion of proven producing, non-producing, undeveloped and behind pipe reserves while maintaining a financially stable fiscal strategy. Petrogen aggressively approaches its acquisitions strategy with a specific emphasis placed upon the expansion of its natural gas reserves. For further information, please visit the Company's website at www.petrogencorp.com

THIS NEWS RELEASE MAY INCLUDE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, WITH RESPECT TO ACHIEVING CORPORATE OBJECTIVES, DEVELOPING ADDITIONAL PROJECT INTERESTS, THE COMPANY'S ANALYSIS OF OPPORTUNITIES IN THE ACQUISITION AND DEVELOPMENT OF VARIOUS PROJECT INTERESTS AND CERTAIN OTHER MATTERS. THESE STATEMENTS ARE MADE UNDER THE "SAFE HARBOR" PROVISIONS OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND INVOLVE RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN.

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